                                                                  EXHIBIT 10-9
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                           NORSKE SKOG CANADA LIMITED
                         (FORMERLY PACIFICA PAPERS INC.)

                                       and

          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE
             (FORMERLY NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION)

                             ----------------------

                         SEVENTH SUPPLEMENTAL INDENTURE

                          Dated as of January 31, 2003

                                       to

                                    INDENTURE

                           Dated as of March 12, 1999

                                  by and among

                           NORSKE SKOG CANADA LIMITED
                        (Formerly PACIFICA PAPERS INC.),

                           the GUARANTORS PARTY HERETO

                                       and

          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee
             (Formerly NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION)

                             ----------------------

                                  $200,000,000

                            10% Senior Notes Due 2009

 -----------------------------------------------------------------------------

                                    Article I
                 REAFFIRMATION OF OBLIGATIONS OF THE GUARANTORS

         Section 1.01     Reaffirmation.......................................2

                                   Article II
                               GUARANTEE OF NOTES

         Section 2.01     Guarantee...........................................2
         Section 2.02     Execution and Delivery of Guarantee.................4
         Section 2.03     Limitation of Guarantee.............................4
         Section 2.04     Release of Guarantor................................4
         Section 2.05     Assumption of Terms of the Indenture................5

                                   Article III
                            MISCELLANEOUS PROVISIONS

         Section 3.01     Terms Defined.......................................5
         Section 3.02     Indenture...........................................5
         Section 3.03     Governing Law.......................................5
         Section 3.04     Successors..........................................5
         Section 3.05     Multiple Counterparts...............................6
         Section 3.06     Effectiveness.......................................6
         Section 3.07     Trustee Disclaimer..................................6
         Section 3.08     Agent for Service; Submission to Jurisdiction; Waiver
                          of Immunities.......................................6

         SEVENTH SUPPLEMENTAL INDENTURE dated as of January 31, 2003 by and among NORSKE SKOG CANADA LIMITED, a Canadian corporation (the "COMPANY", (formerly PACIFICA PAPERS INC. ("PACIFICA")), NORSKE SKOG CANADA (JAPAN) LTD. (a Japanese corporation) (the "ASSUMING GUARANTOR"), the guarantors set forth on the signature pages hereto (the "EXISTING GUARANTORS" and together with the Assuming Guarantor, the "GUARANTORS"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION as trustee under the hereafter defined Indenture (the "TRUSTEE").

         WHEREAS Pacifica and certain of the Existing Guarantors previously executed and delivered to the Trustee an Indenture dated as of March 12, 1999, as amended from time to time (the "INDENTURE"), providing for the issuance of up to $200,000,000 aggregate principal amount of the Company's 10% Senior Notes Due 2009 (the "NOTES"); and

         WHEREAS, there have been issued and are now outstanding under the Indenture, Notes in the aggregate principal amount of $200,000,000; and

         WHEREAS, the Indenture was supplemented by the First Supplemental Indenture dated as of March 12, 1999 among the Company, certain of the Existing Guarantors, Pacifica Power Co. Ltd. and the Trustee (the "FIRST SUPPLEMENTAL INDENTURE"); and

         WHEREAS, the Indenture was further supplemented by the Second Supplemental Indenture dated as of December 30, 1999 among the Company, certain of the Existing Guarantors, Pacifica Power Co. Ltd. and the Trustee (the "SECOND SUPPLEMENTAL INDENTURE"); and

         WHEREAS, the Indenture was further supplemented by the Third Supplemental Indenture dated as of January 31, 2001 among the Company, certain of the Existing Guarantors, Pacifica Power Co. Ltd. and the Trustee (the "THIRD SUPPLEMENTAL INDENTURE"); and

         WHEREAS, the Indenture was further supplemented by the Fourth Supplemental Indenture dated as of September 1, 2001 among the Company, the Existing Guarantors (other than Allwin Technical Services Inc.) and the Trustee (the "FOURTH SUPPLEMENTAL INDENTURE"); and

         WHEREAS, the Indenture was further supplemented by the Fifth Supplemental Indenture dated as of September 30, 2002 among the Company, the Existing Guarantors and the Trustee (the "FIFTH SUPPLEMENTAL INDENTURE"); and

         WHEREAS the Indenture has further Supplemented by the Sixth Supplemental Indenture dated as of October 8, 2002 among the Company, the Existing Guarantors and the Trustee (the "SIX SUPPLEMENTAL INDENTURE"); and

         WHEREAS pursuant to a Merger Agreement dated as of January 31, 2003, Pacifica Papers Kabushiki Kaisha, Norse Skog Pulp Sales (Japan) Ltd. and Norske Skog Canada (Japan) Ltd. intend to merge under the laws of Japan and continue as the Assuming Guarantor; and

         WHEREAS, the Indenture provides that under certain circumstances the Assuming Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Assuming Guarantor shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Guarantee"); and


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                                       2


         WHEREAS, the Assuming Guarantor desires, by this Seventh Supplemental Indenture (the "Seventh Supplemental Indenture"), to unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms set forth herein; and

         WHEREAS, the Existing Guarantors desire, by this Seventh Supplemental Indenture, to expressly reaffirm, jointly and severally, the obligations of the Existing Guarantors under the Indenture and under Guarantees endorsed on the Notes; and

         WHEREAS, the Guarantors are all of the Restricted Subsidiaries of the Company; and

         WHEREAS, the execution and delivery of this Seventh Supplemental Indenture has been duly and validly authorized by a resolution of the Company and each of the several Existing Guarantors and the Assuming Guarantor; and

         WHEREAS, all the conditions and requirements necessary to make this Seventh Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

         NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

                                    ARTICLE I
                 REAFFIRMATION OF OBLIGATIONS OF THE GUARANTORS

         Section 1.01 REAFFIRMATION. Each Existing Guarantor hereby expressly and unconditionally reaffirms each and every covenant, agreement and undertaking of such Existing Guarantor in the Indenture, and also hereby expressly and unconditionally reaffirms each and every covenant, agreement and undertaking in its Guarantee endorsed on the Notes outstanding on the date of this Seventh Supplemental Indenture and in each Guarantee endorsed on any Notes delivered hereafter.

                                   ARTICLE II
                               GUARANTEE OF NOTES

         Section 2.01 GUARANTEE. The Assuming Guarantor hereby unconditionally guarantees, on a senior unsecured basis, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors, irrespective of: (i) the validity and enforceability of the Indenture, the Notes or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder; or (ii) the absence of any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or default of a Guarantor, that: (a) the principal of, premium, if any, interest on and Additional Amounts, if any, with respect to the Notes will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest on or Additional Amounts, if any, with respect to the Notes and all other obligations of the Company or any Guarantor to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section 7.07 of the Indenture) and all other obligations under the Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, the Assuming Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under the Indenture or the Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders of Notes or the Trustee to accelerate the obligations of the Assuming Guarantor hereunder in the same manner and to the same extent as the obligations of the Company.

         The Assuming Guarantor, by execution of this Guarantee, agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Indenture or the Notes, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Note, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. The Assuming Guarantor, by execution of this Guarantee, waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes, the Indenture and this Guarantee. This Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Assuming Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (a) subject to Article Ten of the Indenture, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Six of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Assuming Guarantor for the purpose of this Guarantee.

         This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         No shareholder, officer, director, employee or incorporator, past, present or future, of the Assuming Guarantor, as such shall have any personal liability under this Guarantee by reason of his, her or its status as such shareholder, officer, director, employee or incorporator.

         Section 2.02 EXECUTION AND DELIVERY OF GUARANTEE. To further evidence the Guarantee set forth in Section 2.01 hereof, the Assuming Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in Exhibit F of the Indenture, shall be endorsed on each Note authenticated and delivered by the Trustee and such Guarantee shall be executed by either manual or facsimile signature of an Officer of the New Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

         The Assuming Guarantor hereby agrees that its Guarantee set forth in
Section 2.01 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

         If an Officer of the Assuming Guarantor whose signature is on the Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates the Note on which such Guarantee is endorsed or at any time thereafter, the Assuming Guarantor's Guarantee of such Note shall be valid nevertheless.

         The delivery of any Note by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of any Guarantee set forth in the Indenture on behalf of the Assuming Guarantor.

         Section 2.03 LIMITATION OF GUARANTEE. The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net assets of each Guarantor, determined in accordance with GAAP.

         Section 2.04 RELEASE OF GUARANTOR. A Guarantor shall be released from all of its obligations under its Guarantee if:

         (i) the Guarantor has sold all of its assets or the Company and its Restricted Subsidiaries have sold all of the Capital Stock of the Guarantor owned by them, in each case in a transaction in compliance with the terms of the Indenture (including Sections
               4.10 and 5.01 thereof);

         (ii) the Guarantor merges with or into or consolidates with, or transfers all or substantially all of its assets to, the Company or another Guarantor in a transaction in compliance with Section
               5.01 of the Indenture; or

         (iii) the Guarantor is designated an Unrestricted Subsidiary in compliance with the terms of the Indenture (including Section
               4.07 thereof);

and in each such case, the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with and that such release is authorized and permitted hereunder and under the Indenture.

         If all of the conditions to release contained in this Section 2.04 and the Indenture have been satisfied, the Trustee shall execute any documents reasonably requested by the Company or any Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Notes and under Article Ten of the Indenture.

         Section 2.05 ASSUMPTION OF TERMS OF THE INDENTURE. The Assuming Guarantor hereby assumes, agrees to be bound and shall have the benefit of all obligations and terms of the Indenture applicable to a Guarantor.

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

         Section 3.01 TERMS DEFINED. For all purposes of this Seventh Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Seventh Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

         Section 3.02 INDENTURE. Except as amended hereby, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

         Section 3.03 GOVERNING LAW. THIS SEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINICPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         Section 3.04 SUCCESSORS. All agreements of the Company in this Seventh Supplemental Indenture and the Notes shall bind its successors. All agreements of each of the Guarantors in this Seventh Supplemental Indenture, the Notes and the Guarantees shall jointly and severally bind their respective successors. All agreements of the Trustee in this Seventh Supplemental Indenture shall bind its successors.

         Section 3.05 MULTIPLE COUNTERPARTS. The parties may sign multiple counterparts of this Seventh Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

         Section 3.06 EFFECTIVENESS. The provisions of this Seventh Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the provisions of Article Eight of the Indenture.

         Section 3.07 TRUSTEE DISCLAIMER. The Trustee accepts the amendment of the Indenture effected by this Seventh Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statement contained herein, all of which recitals or statements are made solely by the Company, the Assuming Guarantor and the Existing Guarantors, or for or with respect to (i) the validity or sufficiency of this Seventh Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and each Guarantor by corporate action or otherwise, (iii) the due execution hereof by the Company and each Guarantor, (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

         Section 3.08 AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. By the execution and delivery of this Seventh Supplemental Indenture, each of the Company and the Guarantors (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Notes, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, Fourth Supplemental Indenture, the Fifth Supplemental Indenture, Sixth Supplemental Indenture, or this Seventh Supplemental Indenture that may be instituted in any Federal or State court in the State of New York, Borough of Manhattan, or brought under Federal or State securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to it (mailed or delivered to its Executive Director at its principal office as specified in Section 11.02 of the Indenture), shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company and the Guarantors further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of CT Corporation System, in full force and effect so long as the Indenture shall be in full force and effect; PROVIDED that the Company may and shall (to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agents for service of process under this Section 3.08 that (i) maintains an office located in the Borough of Manhattan, The City of New York in the State of New York, (ii) are



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                                       7


either (x) counsel for the Company or (y) a corporate service company which acts as agent for service of process for other Persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section 3.08. Such notice shall identify the name of such agent for process and the address of such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Company and the New Guarantor, if any, appointed and acting in accordance with this Section 3.08.

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed as of the date first written above.

                                  THE ASSUMING GUARANTOR:

                                  NORSKE SKOG CANADA (JAPAN) LTD.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  THE COMPANY:

                                  NORSKE SKOG CANADA LIMITED

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  THE EXISTING GUARANTORS:

                                  ELK FALLS PULP AND PAPER LIMITED

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel


                                  NORSKE SKOG CANADA FINANCE LIMITED

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel


                                  NORSKE SKOG CANADA PULP
                                  OPERATIONS LIMITED

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                 NORSKE SKOG CANADA PULP SALES INC.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  NORSKE SKOG CANADA SALES INC.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  NORSKE SKOG CANADA SERVICES
                                  (HUNGARY) LIMITED LIABILITY
                                  COMPANY

                                  By:  /s/ Attila Galambos /s/ Zoltan Merczog
                                  -------------------------------------------
                                       Name:  Attila Galambos and Zoltan
                                              Merczog
                                       Title: Directors

                                  NORSKE SKOG CANADA (USA) INC.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  NSCL HOLDINGS INC.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  PACIFICA POPLARS LTD.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  PACIFICA POPLARS INC.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  PACIFICA PAPERS SALES INC.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  PACIFICA PAPERS US INC.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  NORSKECANADA BY ITS MANAGING PARTNER
                                  NORSKE SKOG CANADA LIMITED

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  PACIFICA PAPERS SALES LTD.

                                  By:  /s/ Valerie Seager
                                  --------------------------------------
                                       Name:  Valerie Seager
                                       Title: Corporate Secretary and
                                              Legal Counsel

                                  THE TRUSTEE:

                                  WELLS FARGO BANK MINNESOTA,
                                  NATIONAL ASSOCIATION, AS TRUSTEE

                                  By:  /s/ Michael G. Slade
                                  --------------------------------------
                                       Name:  Michael G. Slade
                                       Title: Corporate Trust Officer